                                                                   Exhibit 10.20


                      AMENDMENT NO. 2 TO CREDIT AGREEMENT

     This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment"), dated as of September __, 2003, is entered into among TEAM HEALTH, INC., a Tennessee corporation (the "Borrower"), FLEET NATIONAL BANK, individually and as administrative agent (the "Administrative Agent") and the other Lenders signatory hereto.


                                R E C I T A L S:

     A. The Borrower, the Lenders, Fleet National Bank, as an Issuing Bank, as the Swing Line Bank, and as Administrative Agent, Bank of America, N.A., as an Issuing Bank, Banc of America Securities LLC, as Syndication Agent, and General Electric Capital Corporation, as Documentation Agent, are parties to that certain $300,000,000 Credit Agreement, dated as of May 1, 2002 (as amended by Amendment No. 1 on May 14, 2003, the "Agreement"). Each capitalized term used but not otherwise defined herein shall have the meaning ascribed to such term by the Agreement.

     B. The Borrower, the Administrative Agent and the Lenders wish to amend the Agreement on the terms and conditions set forth below.

     NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendment of the Agreement. Effective as of date hereof, the Agreement shall be amended as follows:

          1.1 Section 1.1 is amended by amending the definition of the term "EBITDA" by replacing the word "and" immediately prior to clause (xiv) with a "," and adding the following clause (xv) thereto and replacing in its entirety the proviso immediately following thereafter, as follows:

          "and (xv) an amount, not less than zero, equal to professional liability insurance expense related to the Borrower's self-insurance program, less (A) claims paid by the Borrower or the Insurance Subsidiary, administrative expenses paid to the Insurance Subsidiary and external professional liability insurance premiums, fronting fees, related taxes, related broker commissions and related claims management fees (net of physician contributions) and (B) the amount of the increase incurred in such period of required cash collateral or other security in favor of a fronting medical malpractice insurance carrier; provided, that for purposes of determining the ratio of Consolidated Funded Debt to EBITDA solely as such term is used in determining the "Applicable Margin" and as such term is used in
          Section 2.6(b), EBITDA shall be calculated without giving effect to the foregoing clause (xv) but after adding, without duplication, the $50.8 million non-cash charge taken in the first quarter of 2003 for potential professional liability claims in excess of applicable insurance limits and after adding any other nonrecurring non-cash charges pertaining to the Borrower's self-insurance program, provided, that with respect to each of clauses (ii) through (xv) such amounts shall be added to Net Income pursuant to this definition only to the extent such amounts are not duplicative and, for each of such clauses other than clause (ix), were deducted in determining Net Income,"

     1.2 Section 1.1 is amended by amending the definition of the term "Interest Expense" by adding the following parenthetical after the term "GAAP" in the fourth line of such definition:

     "(excluding any effects of the application of FASB 150)"

     1.3 Section 1.1 is amended by amending the definition of the term "Debt" by adding the following sentence to the end of such definition:

     "For the purposes of the Agreement, the term "Debt" shall exclude any effects of the application of FASB 150."

     1.4 Section 1.1 is amended by amending the definition of the term "Working Capital" by replacing the words "Consolidated Current Liabilities relating to the reserves of any Insurance Subsidiary, if applicable" appearing at the end of the second parenthetical therein in its entirety with the following:

     "Consolidated Current Liabilities relating to reserves for professional liability insurance coverage (including any reserves of the Insurance Subsidiary)"

     1.5 Section 5.4(a) is amended by adding the following proviso at the end of such Section:

     "; provided, however, that the Borrower may self-insure for professional liability insurance claims using sound actuarial principles."

     1.6 Section 5.4(b) is amended by adding the following proviso at the end of the first sentence of such Section:

     "; provided, however, that the Borrower may self-insure for professional liability insurance claims using sound actuarial principles."

     1.7 Section 6.1(m) is amended by renumbering such Section to Section 6.1(n) and adding a new Section 6.1(m) in its place as follows:

     "(m) Liens incurred by the Insurance Subsidiary in favor of a fronting professional liability insurance carrier to secure the Insurance Subsidiary's obligations to pay professional liability insurance claims and expenses on a "claims reported" basis; and"

     1.8 Section 6.4(f) is amended by adding the following words immediately after the reference to "Section 6.5(a)" and before the semicolon, as follows:

     "and the borrower may transfer shares of capital stock of Holdings to the extent permitted by Section 6.6(i) and may cancel or retire any shares of its capital stock acquired in connection with such transfer."

     1.9 Section 6.5(q) is amended by adding the following words at the end of such subsection and before the semicolon as follows:

     "and Investments consisting of capital stock of Holdings acquired by the Borrower in a transaction permitted by Section 6.6(d) hereof."

     1.10 Section 6.6 is amended by (a) adding the words "or equity interests of Holdings" immediately after the words "capital stock" in the second line therein and (b) adding the words "and/or Holdings" immediately after the term "Borrower" in the eighth line therein and the third line of subsection (d) therein.

     1.11 Section 6.6(i) is amended by renumbering such Section to Section 6.6(j) and adding a new Section 6.6(i) in its place as follows:

     "(i) the Borrower may acquire its capital stock from Holdings in a transaction where the sole consideration for such purchase or acquisition consists of capital stock of Holdings held by the Borrower and transferred to Holdings."

     1.12 Section 6.18(k) is amended by renumbering such Section to Section 6.18(l) and adding a new Section 6.18(k) in its place as follows:

     "(k) the Borrower may incur Guaranteed Obligations in respect of the Insurance Subsidiary's obligations to pay professional liability insurance claims and expenses on a "claims reported" basis; and"

     1.13 Section 6.20(b) of the Agreement is amended in its entirety and replaced with the following:

     "(b) permit any Investment in the Insurance Subsidiary, except for Investment not in excess of the amounts as may be required by applicable law, regulatory determination or by any reputable insurer fronting coverage on behalf of the Insurance Subsidiary."

  2. Conditions Precedent to Amendments. This Amendment shall be effective as of the date first set forth above; provided, however, that Section 1 hereof shall not become operative and shall be of no force or effect unless each of the conditions set forth in this Section 2 shall be satisfied and the delivery of the following documents to the Administrative Agent, in form and substance satisfactory to the Administrative Agent and its counsel, shall have occurred.

             2.1    Documentation.

                    (a) This Amendment shall have been duly executed and delivered by the Administrative Agent, the Borrower and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders).

                    (b) The Borrower shall have delivered to the Administrative Agent a Reaffirmation of Guaranty and Security Agreement in the form of Exhibit A hereto executed by the Borrower and each of the Guarantors.

             2.2 Payment of Fees. The Borrower shall have paid to the Administrative Agent all fees due and owing, including, without limitation, for the account of each Lender approving this Amendment and delivering its executed signature page (by facsimile or other means acceptable to the Administrative Agent) on or prior to 12:00 P.M. (New York time) on September 17, 2003 a fee of 7.5 basis points of each such Lender's aggregate Revolving Credit Commitment and outstanding Term A Advance and Term B Advance.

     3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each Lender that:

             (a) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under this Amendment are within the corporate powers of the Borrower, have been duly authorized by all necessary corporate action on the part of the Borrower, have received all necessary governmental approval (if any shall be required), and do not and will not (i) violate any provision of law or any order, decree or judgment of any court or other government agency which is binding on the Borrower or any Subsidiary, (ii) contravene or conflict with, or result in a breach of, any provision of any organizational documents of the Borrower or any Guarantor or of any material agreement, indenture, instrument or other document which is binding on the Borrower or any Subsidiary or (iii) result in or require the creation or imposition of any Lien on any property of the Borrower or any Subsidiary (other than Liens arising under the Loan Documents).

             (b) There have been no amendments, supplements or modifications to any of the Articles of Incorporation, Bylaws, resolutions of the Board of Directors or certificate of incumbency of the Borrower previously delivered to the Administrative Agent on May 1, 2002.

             (c) Each of the representations and warranties of the Borrower and the Guarantors contained in the Loan Documents, as amended hereby, is true and correct in all material respects on and as of the date hereof as if made on the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date other than the date hereof, in which case, as of such specific date.

             (d) As of the date hereof, after giving effect to this Amendment, no Default or Event of Default under the Agreement or any other Loan Document has occurred and is continuing.

     4. Miscellaneous.

          4.1 From and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Agreement in any of the other Loan Documents shall mean and be a reference to the Agreement as amended hereby.

          4.2 Except as specifically set forth above, the Agreement and the Exhibits thereto shall remain unaltered and in full force and effect and the respective terms, conditions or covenants thereof are hereby in all respects ratified and confirmed.

          4.3 This Amendment may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

          4.4 THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS OTHER THAN GENERAL OBLIGATIONS LAW SECTION 5-1401.


                            [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                        TEAM HEALTH, INC.



                                        By /s/ Robert Abramowski
                                          ---------------------------------

                                        Name:  Robert Abramowski
                                              -----------------------------
                                        Title: Executive Vice President
                                              -----------------------------




SIGNATURE PAGE TO AMENDMENT NO. 2
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                ACCESS NURSE PM, INC.
                                AFTER HOURS PEDIATRIC PRACTICES, INC.
                                CLINIC MANAGEMENT SERVICES, INC. (survivor of a
                                  merger with Park Med of Florida, Inc.)
                                METROAMERICAN RADIOLOGY, INC.
                                ROSENDORF MARGULIES BORUSHOK
                                  SCHOENBAUM RADIOLOGY ASSOCIATES OF
                                  HOLLYWOOD, INC.
                                TEAM ANESTHESIA, INC.


                                By: /s/ David P Jones
                                    --------------------------------
                                Name:  David Jones
                                Title: Vice President

                                Address:  1900 Winston Road
                                          Knoxville, TN 37919



SIGNATURE PAGE TO REAFFIRMATION OF
GUARANTY AND SECURITY AGREEMENT

                                   CHARLES L. SPRINGFIELD, INC.
                                   DANIEL & YEAGER, INC.
                                   DRS. SHEER, AHEARN AND ASSOCIATES, INC.
                                   EMERGENCY COVERAGE CORPORATION
                                   EMERGENCY PHYSICIAN ASSOCIATES, INC.
                                   EMERGENCY PROFESSIONAL SERVICES, INC.
                                   INPHYNET CONTRACTING SERVICES, INC.
                                      (survivor of mergers with Acute Care
                                      Specialists Co., Alliance Corporation,
                                      Emergency Management Specialists, Inc.,
                                      Inphynet Anesthesia of West Virginia,
                                      Inc., Inphynet Louisiana, Inc., Inphynet
                                      Medical Management Institute, Inc.,
                                      Neo-Med, Inc., Paragon Anesthesia, Inc., and Virginia Emergency Physicians, Inc.)
                                   INPHYNET SOUTH BROWARD, INC.
                                   INPHYNET JOLIET, INC.
                                   HERSCHEL FISCHER, INC.
                                   INPHYNET HOSPITAL SERVICES, INC.
                                   KARL G. MANGOLD, INC.
                                   MED: ASSURE SYSTEMS, INC. (survivor of a
                                      merger with THBS, Inc.)
                                   NORTHWEST EMERGENCY PHYSICIANS INCORPORATED
                                   PARAGON CONTRACTING SERVICES, INC. (survivor
                                      of mergers with Sarasota Emergency Medical
                                      Consultants, Inc. and Emergency Physicians of Manatee, Inc.)
                                   PARAGON IMAGING CONSULTANTS, INC.
                                   QUANTUM PLUS, INC.
                                   REICH, SEIDELMANN & JANICKI CO.
                                   SOUTHEASTERN EMERGENCY PHYSICIANS OF
                                      MEMPHIS, INC.
                                   SOUTHEASTERN EMERGENCY PHYSICIANS, INC.
                                      (survivor of a merger with Hospital Based
                                      Physician Services, Inc.)
                                   TEAM RADIOLOGY, INC.
                                   THE EMERGENCY ASSOCIATES FOR MEDICINE, INC.
                                      (survivor of a merger with Sentinel
                                      Medical Services, Inc.)



                                   By:  /s/ David P. Jones
                                        ----------------------------------------
                                   Name:     David Jones
                                   Title:    Vice President

                                   Address:  1900 Winston Road
                                             Knoxville, TN 37919


SIGNATURE PAGE TO REAFFIRMATION OF
GUARANTY AND SECURITY AGREEMENT

                                 TEAM HEALTH FINANCIAL SERVICES, INC.


                                 By: /s/ David P. Jones
                                    ----------------------------------
                                 Name:  David Jones
                                 Title: President


                                 Address: 300 Delaware Avenue, 9th Floor
                                          Wilmington, Delaware 19801



                                 IMBS, INC.


                                 By: /s/ Robert C. Joyner
                                    -----------------------------------
                                 Name:  Robert C. Joyner
                                 Title: Vice President


                                 Address: 1900 Winston Road
                                          Knoxville, TN 37919



                                 FISCHER MANGOLD PARTNERSHIP, a California
                                 General Partnership


                                 By: Herschel Fischer, Inc., its general partner
                                     Karl G. Mangold, Inc., its general partner


                                 By: /s/ David P. Jones
                                    ------------------------------------------
                                 Name:  David Jones
                                 Title: Vice President


                                 Address: 1900 Winston Road
                                          Knoxville, TN 37919





SIGNATURE PAGE TO REAFFIRMATION OF
GUARANTY AND SECURITY AGREEMENT

                              MT. DIABLO EMERGENCY PHYSICIANS, a California General Partnership
                              By: Herschel Fischer, Inc., its general partner Karl G. Mangold, Inc., its general partner

                              By:  /s/ David P. Jones
                                   ---------------------------------------------
                              Name:   David Jones
                              Title:  Vice President

                              Address:  1900 Winston Road
                                        Knoxville, TN 37919



                              PARAGON HEALTHCARE LIMITED PARTNERSHIP
                              By: InPhyNet Hospital Services, Inc., general
                                  partner

                              By:  /s/ David P. Jones
                                   ---------------------------------------------
                              Name:   David Jones
                              Title:  Vice President

                              Address:  1900 Winston Road
                                        Knoxville, TN 37919



                              TEAM HEALTH BILLING SERVICES, L.P.
                              By: Team Health, Inc., general partner

                              By:  /s/ David P. Jones
                                   ---------------------------------------------
                              Name:   David Jones
                              Title:  Vice President

                              Address:  1900 Winston Road
                                        Knoxville, TN 37919



                              TEAM HEALTH SOUTHWEST L.P.
                              By: Team Radiology, Inc., general partner

                              By:  /s/ David P. Jones
                                   ---------------------------------------------
                              Name:   David Jones
                              Title:  Vice President

                              Address:  1900 Winston Road
                                        Knoxville, TN 37919

SIGNATURE PAGE TO REAFFIRMATION OF
GUARANTY AND SECURITY AGREEMENT

                         TEAM HEALTH ANESTHESIA MANAGEMENT
                         SERVICES, INC. (f/k/a Integrated Specialists Management Services, Inc.)
                         MEDICAL MANAGEMENT RESOURCES, INC.
                         PHYSICIAN INTEGRATION CONSULTING
                           SERVICES, INC.



                         By:    /s/ David P. Jones
                                -----------------------------
                         Name:  David Jones
                         Title: Vice President

                                Address: 1900 Winston Road
                                         Knoxville, TN 37919




                         SPECTRUM HEALTHCARE SERVICES, INC.
                         SPECTRUM HEALTHCARE, INC.
                         SPECTRUM HEALTHCARE RESOURCES OF DELAWARE,
                              INC.
                         SPECTRUM HEALTHCARE RESOURCES, INC.
                         AMERICAN CLINICAL RESOURCES, INC. (f/k/a Spectrum
                              Healthcare Nationwide, Inc.)
                         SPECTRUM PRIMARY CARE OF DELAWARE, INC.
                         SPECTRUM PRIMARY CARE, INC.
                         SPECTRUM CRUISE CARE, INC.


                         By:    /s/ David P. Jones
                                -----------------------------
                         Name:  David Jones
                         Title: Vice President

                                Address: 1900 Winston Road
                                         Knoxville, TN 37919






SIGNATURE PAGE TO REAFFIRMATION OF
GUARANTY AND SECURITY AGREEMENT

                              KELLY MEDICAL SERVICES CORPORATION
                              HEALTH CARE ALLIANCE, INC.
                              MEDICAL SERVICES, INC.
                              CORRECTIONAL HEALTHCARE ADVANTAGE, INC.

                              By: /s/ David P. Jones
                                 -------------------------------------
                              Name:  David Jones
                              Title: Vice President

                                     Address:     1900 Winston Road
                                                  Knoxville, TN 37919


SIGNATURE PAGE TO REAFFIRMATION OF
GUARANTY AND SECURITY AGREEMENT

                                   EXHIBIT A

                REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

     Each of the undersigned acknowledges receipt of a copy of Amendment No. 2
to Credit Agreement (the "Amendment") dated as of September   , 2003, consents
to such Amendment and hereby reaffirms its obligations under (i) the Holdings Guaranty dated as of May 1, 2002 in favor of Fleet National Bank, as administrative agent and the Secured Parties (as defined in the Credit Agreement), (ii) the Subsidiary Guaranty dated as of May 1, 2002 in favor of Fleet National Bank, as administrative agent and the Secured Parties, (iii) the Holdings Pledge Agreement dated as of May 1, 2002 by and between Team Health Holdings, L.L.C. and Fleet National Bank, as administrative agent for the Secured Parties, (iv) the Security Agreement dated as of May 1, 2002 by and among Team Health, Inc., the Subsidiary Guarantors (as defined in the Credit Agreement) and Fleet National Bank, as administrative agent for the Secured Parties, (v) The Pledge Agreement dated April 11, 2003 by and between Team Health, Inc. and Fleet National Bank, as administrative agent for the Secured Parties, and (vi) the Intellectual Property Security Agreement dated as of May 1, 2002 by and among Team Health, Inc., the Subsidiary Guarantors and Fleet National Bank, as administrative agent for the Secured Parties.

Dated as of September   , 2003

                                   TEAM HEALTH, INC.


                                   By:    /s/ Robert Abramowski
                                          ---------------------
                                   Name:  Robert Abramowski
                                   Title: Executive Vice President

                                   Address: 1900 Winston Road
                                   Knoxville, TN 37919


                                   TEAM HEALTH HOLDINGS, L.L.C.

                                   By:    /s/ Robert Abramowski
                                          ---------------------
                                   Name:  Robert Abramowski
                                   Title: Executive Vice President

                                   Address: c/o Madison Dearborn Partners
                                   Three First National Plaza
                                   Suite 3800
                                   Chicago, Illinois 60602